SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2007

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2007-1

(Issuing Entity with respect to Certificates)

NOVASTAR MORTGAGE FUNDING CORPORATION
(Exact name of depositor and registrant as specified in its charter)

Delaware	333-134461	48-1195807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300 Kansas City, Missouri	64114
(Address of Principal Executive Offices)	(Zip Code)

NOVASTAR CERTIFICATES FINANCING CORPORATION
(Exact name of co-registrant as specified in its charter)

Delaware	333-134461-01	48-1194616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant's telephone number, including area code	(816) 237-7000

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

NovaStar Mortgage Funding Trust, Series 2007-1, issued on February 28, 2007, $1,233,750,000 in aggregate principal amount of its Home Equity Loan Asset-Backed Certificates, Series 2007-1, Class A-1A, Class A-2A1, Class A-2A2, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Offered Certificates"). Also issued, but not offered by NovaStar Mortgage Funding Trust, Series 2007-1 were its Home Equity Loan Asset-Backed Certificates, Series 2007-1, Class M-6N, Class M-7N, Class M-8N, Class M-9N, Class M-6DSI, Class M-7DSI, Class M-8DSI, Class M-9DSI, Class M-10, Class M-11, Class M-10N, Class M-11N, Class M-10DSI, Class M-11DSI, Class CA and Class CB, Class I and Class R Certificates (and collectively with the Offered Certificates, the “Certificates”).

The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2007, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as sponsor, U.S. Bank National Association, as custodian, and Deutsche National Trust Company, as trustee, which Pooling and Servicing Agreement was the subject of, and exhibit to a Form 8-K filed with the United States Securities and Exchange Commission on April 18, 2007.

NovaStar Mortgage, Inc. is the servicer under the Pooling and Servicing Agreement and on October 12, 2007, NovaStar Mortgage, Inc. entered into the Servicing Rights Transfer Agreement, dated as of October 12, 2007, between NovaStar Mortgage, Inc. and Saxon Mortgage Services, Inc., to sell all of its mortgage servicing rights and servicing advances relating to its securitizations to Saxon Mortgage Services, Inc., a Fort Worth, Texas, based servicer of mortgage loans, for approximately $175 million in cash subject to certain adjustments at closing. The agreement is expected to close on November 1, 2007, subject to the satisfaction of various closing conditions, including the receipt of certain third party consents.

The sale of the mortgage servicing rights to Saxon means that collection, customer service and loss mitigation activities on the mortgage loans serviced by NovaStar Mortgage, Inc., backing the NovaStar Mortgage Funding Trust, Series 2007-1 Certificates will transition to the Saxon organization and Saxon will assume responsibility for servicing each mortgage loan in accordance with the terms of the Pooling and Servicing Agreement upon closing of the sale or soon after closing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2007

NOVASTAR MORTGAGE FUNDING CORPORATION

By:	/s/ Matt Kaltenrieder
Matt Kaltenrieder Vice President